Exhibit 99.2

The Chubb Corporation 2002 Asbestos Review Date of release 04/30/03

Forward Looking Statements The following materials may contain "forward looking statements" that are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or suggested by such statements. Such risks or uncertainties include but are not limited to those which may be noted more fully in the materials themselves, as well as those discussed or identified from time to time in The Chubb Corporation's public filings with the Securities and Exchange Commission. The Chubb Corporation assumes no obligation to update any forward-looking information set forth in the following materials, which speak as of April 30, 2003 or as otherwise specified in the materials.

Contents Purpose of Review Conclusions Evolution of Asbestos Liabilities Legislative Action Evaluation Methodology Exposure Analysis Asbestos Payments and Reserves by Category Claim Management Inception to Date Paid Losses Asbestos Net Loss Reserve Analysis Survival Ratio Summary

Purpose of Review Assess Chubb's ultimate liability regarding asbestos exposures Determine appropriate reserve levels Ensure aggressive case management of asbestos claims manage our exposure identify trends or issues that may impact exposure Provide relevant and substantive information needed by investors and rating agencies

Conclusions A comprehensive ground up analysis of asbestos liabilities concluded a need for $620M of additional net reserves in 2002 The resultant net reserve of $833.9M at 12/31/02 represents the best estimate of Chubb and an independent consulting actuarial firm of our ultimate asbestos liability This amount contemplated a modest 5% reinsurance recoverable Payment history for asbestos liabilities, since inception, was $1.6B (includes Fibreboard settlement of $1.2B)

Conclusions Current reserves calculate to a 3 year survival ratio of 19.9 We confirmed Chubb's relatively low market share, ranging from 1.6 to 2.3%, of commercial liability business in the years of greatest asbestos exposure (1960 - 1985) All cases are aggressively managed by a team of dedicated centralized claim professionals A significant portion of Chubb's exposure stems from high layer excess coverage

Evolution of Asbestos Liabilities Traditional defendants are those engaged in asbestos mining, manufacturing and building products industries From 1983-1987, these defendants accounted for nearly 75% of all asbestos expenditures by defendants and insurers There has been an emerging group of peripheral defendants who manufactured, distributed, or installed an asbestos-containing product or who owned or operated a facility where asbestos products were present From 1993-1997 (most recent data available) these defendants accounted for over 60% of all asbestos expenditures by defendants and insurers

Evolution of Asbestos Liabilities Plaintiffs are pursuing peripheral defendants as the resources of traditional defendants become exhausted Bankruptcies 67 companies have declared bankruptcy primarily because of asbestos related liabilities 29 of these filings have been since 2000 Pool of defendants has broadened from approximately 300 in the early 1980s to more than 8,400 today Today, defendants span 70 different industry types (SIC codes) representing 85% of the U.S. economy

Evolution of Asbestos Liabilities Number of defendants typically named in each asbestos lawsuit is up from 20 in the 1980s to 65 in the 1990s Defendants face increasingly adverse litigation environment most recent analysis indicates 86% of all lawsuits are filed in state courts 66% of lawsuits filed between 1998 and 2000 were filed in 5 plaintiff friendly states (TX, MS, NY, OH, WV) Projections vary from 1M to 3M future asbestos claimants Source: Asbestos Litigation Costs & Compensation: An Interim Report, The Rand Institute for Civil Justice, September 2002

Legislative Action Legislative attempts to address the "elephantine mass of asbestos cases" have yet to succeed Tort reform is needed to: compensate the truly sick (65% of compensation goes to non-malignant or functionally unimpaired claimants) lower transaction costs (currently over 50% of total dollars being spent is for plaintiff attorney fees/expenses and loss adjustment expenses) Source: Asbestos Litigation Costs & Compensation: An Interim Report, The Rand Institute for Civil Justice, September 2002

Evaluation Methodology Chubb segmented its defendant policyholders into two groups Traditional defendant policyholders (Tiers 1 & 2) Those engaged in asbestos mining, manufacturing and building products industries Peripheral defendant policyholders (Tiers 3 & 4) An emerging group of defendants who manufactured, distributed, or installed an asbestos-containing product or who owned or operated a facility where asbestos products were present

Evaluation Methodology Internal claim and actuarial review was directed and overseen by senior management Parallel review was undertaken, at our request, by an internationally known independent actuarial firm Evaluation did not assume passage of any legislation that might be favorable to the insurance industry No discounting was considered for the time value of money Evaluation included ongoing analysis of industry events related to asbestos, recent settlements or judgments, further bankruptcies, mass consolidations and recent court decisions regarding coverage

Exposure Analysis Of these policyholder categories, Chubb reviewed and analyzed: All of its remaining 22 open traditional defendant policyholders (6 of which are settled in principle and awaiting final approval) A representative sampling determined by our independent actuarial firm: 30% of 260 open peripheral defendant policyholders (5 of which are settled in principle and awaiting final approval) Available coverage for each defendant policyholder, including terms of coverage, policy limits and aggregate limits

Exposure Analysis Chubb's ground up review by policyholder category included an assessment of: underlying coverage available when Chubb is excess potential liability including historical claim activity, type of operation and settlement values by jurisdiction applicable coverage defenses, including viability of asbestos exclusions historical reinsurance recoveries and current available reinsurance products vs. non-products or premises exposures loss adjustment expense

Asbestos Payments & Reserves by Category Policyholders with settlement agreements Structured settlements 7 $5.7 $134.6 16% Coverage-in-place 2 0.0 25.0 3 Wellington participants 2 1.0 9.0 1 Other policyholders with active claims Traditional Defendants (Tiers 1 & 2) 16 3.6 246.5 30 Peripheral Defendants (Tiers 3 & 4) 255 27.7 274.8 33 Reserves for future claims from unknown policyholders TBD - 144.0 17 Total 282 $38.0 $833.9* 100% No. of Total Net Policy- Paid holders in 2002 $ % Net Asbestos Reserves At 12/31/02 ($ in millions) * Comprised of $246.5 in case reserves and $587.4 of IBNR reserves.

Asbestos Payments & Reserves by Category Policyholders with Settlement Agreements Structured Settlements: Represents 5 traditional and 2 peripheral defendant policyholders Relevant parties have agreed to final amounts to be paid These payments are scheduled over time and may include lump sum payments Reserves at 12/31/02 represent our best estimate of payment amounts agreed upon

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.15 0.85 0.63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Structured Settlements All Other Asbestos Payments & Reserves by Category 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.16 0.84 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 All Other Structured Settlements Total Paid 2002 $5.7M Reserves 12/31/02 $134.6M Policyholders with Settlement Agreements Structured Settlements:

Asbestos Payments & Reserves by Category Policyholders with Settlement Agreements Coverage-in-Place Represents 2 peripheral defendant policyholders Agreement has been reached with these policyholders for specified coverage amounts to be paid over time These agreements might include annual caps and payments are made as and when valid claims are submitted Reserves at 12/31/02 represent our best estimate of amounts to be paid

Asbestos Payments & Reserves by Category Total Paid 2002 $0.0M Reserves 12/31/02 $25M Policyholders with Settlement Agreements Coverage-in-Place 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.03 0.97 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 All Other Coverage- In-Place

Asbestos Payments & Reserves by Category Policyholders with Settlement Agreements Wellington Represents 1 traditional and 1 peripheral defendant policyholders who were signatories to the Wellington agreement Chubb was not a signatory to the Wellington Agreement but has excess coverage for these 2 policyholders and has agreed to pay in accordance with the Wellington formula The formula enables agreement on specified amounts of coverage and determines how the coverage may be accessed Reserves at 12/31/02 represent our best estimate of the payment obligations of these policyholders in accordance with the Wellington formula

Asbestos Payments & Reserves by Category Total Paid 2002 $1M Reserves 12/31/02 $9M Policyholders with Settlement Agreements Wellington 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.03 0.97 0.63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Wellington All Other 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.01 0.99 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 All Other Wellington

Asbestos Payments & Reserves by Category Other Policyholders with Active Claims Traditional Defendants (Tiers 1&2) Represents 16 traditional defendant policyholders These claims, which are in various stages of investigation, evaluation and/or negotiation, are a mixture of product, non-product and premises exposures Reserves at 12/31/02 represent our best estimate of the exposure of the traditional defendant policyholders

Asbestos Payments & Reserves by Category Total Paid 2002 $3.6M Reserves 12/31/02 $246.5M Other Policyholders with Active Claims Traditional Defendants (Tiers 1&2) 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.09 0.91 0.63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Traditional Defendants (Tiers 1&2) All Other 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.3 0.7 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 All Other Traditional Defendants (Tiers 1&2)

Asbestos Payments & Reserves by Category Other Policyholders with Active Claims Peripheral Defendants (Tiers 3&4) Represents 255 peripheral defendant policyholders These claims, which are in various stages of investigation, evaluation and/or negotiation, are a mixture of product, non-product and premises exposures Reserves at 12/31/02 represent our best estimate of the exposure of the peripheral defendant policyholders

Asbestos Payments & Reserves by Category Total Paid 2002 $27.7M Reserves 12/31/02 $274.8M Other Policyholders with Active Claims Peripheral Defendants (Tiers 3&4) 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.73 0.27 0.63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Peripheral Defendants (Tiers 3&4) All Other 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.33 0.67 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 All Other Peripheral Defendants (Tiers 3&4)

1st Qtr 2nd Qtr 4th Qtr East 0.17 0.83 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Reserves for Future Claims from Unknown Policyholders All Other Asbestos Payments & Reserves by Category Reserves 12/31/02 $144M Reserves for Future Claims from Unknown Policyholders

Asbestos Payments & Reserves by Category Total net asbestos reserves: $833.9M Case reserves of $246.5M Established by Claim Department on known claims IBNR reserves of $587.4M Includes provision for: potential reserve development on known defendant policyholders (development) future claims from unknown defendant policyholders (pure IBNR) future declaratory judgment actions and other litigation

1st Qtr 2nd Qtr 4th Qtr East 0.7 0.3 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Case Asbestos Payments & Reserves by Category Reserves 12/31/02 $833.9M IBNR Total Net Asbestos Reserves

Claim Management All of Chubb's active claims are: Aggressively managed by a dedicated centralized team of senior claim professionals supplemented by outside counsel and other experts As necessary, discussed with senior management on a timely basis to allow for recognition of adverse or positive trends Analyzed through a home office committee process to enhance accurate assessment of liability, potential exposure and case strategy on large exposure claims

Claim Management We are engaged in active coverage litigation with 35 policyholders: 12 Tier 1 & 2 defendants which involve 1 primary and 11 excess policies 23 Tier 3 & 4 defendants which involve 7 primary and 16 excess policies 17 of the 35 involve policyholders who have declared bankruptcy These cases involve: resolution of bankruptcy proceedings coverage litigation vs. policyholders

Inception to Date Paid Losses Inception to 12/31/02 Asbestos Payments totaled $1.6B of which $1.2B was related to the Fibreboard settlement in 1993

Asbestos Net Loss Reserve Analysis Beginning Reserves $214.6 $211.7 $216.0 Incurred Losses & LAE 657.3 56.6 29.8 CY Payments for Losses (26.7) (37.9) (23.1) CY Payments for LAE (11.3) (15.8) (11.0) Ending Reserves: 833.9 214.6 211.7 Of which: IBNR $587.4 $ 71.9 $ 80.6 ($ in Millions) 2002 2001 2000

Survival Ratio Paid Loss and LAE (in millions) 2000 $34.1 2001 $53.7 2002 $38.0 Reserves at 12/31/02 (net) $833.9 Average paid 2000 through 2002 $ 41.9 = 19.9 3 year survival ratio Survival ratio can be subject to significant changes based on a number of factors including the timing and amount of payments Avg. $41.9

Summary Chubb's asbestos net reserves of $833.9M at 12/31/02 represent the best estimate of ultimate liability based upon a comprehensive ground up analysis by Chubb and an independent consulting actuarial firm This reserve amount is at full (undiscounted) value No consideration has been given for legislative or judicial relief The net reserve reflects a modest reinsurance recoverable amount of about 5% of the gross reserve

Summary Chubb manages asbestos claims with dedicated, centralized staff, closely supervised by a highly experienced home office management team supplemented by outside counsel and other experts The claim team aggressively manages asbestos exposures through joint defense and cost sharing agreements, policy buy outs, declaratory judgment actions on coverage litigation, mediation and arbitration A significant portion of Chubb's exposure stems from excess policies

Summary Chubb has negligible asbestos exposure outside North America due to limited market share and late entry into these commercial liability markets Chubb has a relatively low market share (ranging from 1.6% to 2.3%) of commercial liability business, depending upon which lines of commercial business are included, in the years of greatest asbestos exposure (1960-1985)